UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2018

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Weststrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2018 Annual General Meeting of Shareholders (the “Annual Meeting”) of Weatherford International plc (the “Company”) was held on April 27, 2018. At the Annual Meeting 910,037,658 ordinary shares, nominal value $0.001 per share, or approximately 91.58%, of the 993,680,800 issued and outstanding ordinary shares entitled to vote at the Annual Meeting were present in person or by proxies.

Set forth below are the results of the matters voted upon by the shareholders at 2018 Annual Meeting.

Agenda Item		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 1.	Election of the following directors:
	Mohamed A. Awad	784,693,858	6,828,470	1,172,214	117,343,116
	Roxanne J. Decyk	787,749,513	4,228,945	716,084	117,343,116
	John D. Gass	785,148,928	6,437,784	1,107,830	117,343,116
	Sir Emyr Jones Parry	782,979,611	8,731,835	983,096	117,343,116
	Francis S. Kalman	784,836,455	6,569,957	1,288,130	117,343,116
	David S. King	788,022,079	3,930,841	741,622	117,343,116
	William E. Macaulay	779,477,940	12,206,416	1,010,186	117,343,116
	Mark A. McCollum	785,664,984	6,050,122	979,436	117,343,116
	Angela A. Minas	787,565,851	4,404,969	723,722	117,343,116
	Guillermo Ortiz	630,763,885	160,930,919	999,738	117,343,116

Agenda Item		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 2.	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm and auditor for the financial year ending December 31, 2018 and to authorize the board of directors of the Company, acting through the Audit Committee, to determine auditor’s remuneration.	905,701,158	3,062,220	1,274,280	—

Agenda Item		Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Item 3.	Adopt an advisory resolution approving compensation of the named executive officers.	771,310,428	20,614,588	769,526	117,343,116

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: April 30, 2018

	By:	/s/ Christina M. Ibrahim
	Name:	Christina M. Ibrahim
	Title:	Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary